STATEMENT OF ADDITIONAL INFORMATION
Dated January 30, 2009
(as supplemented and restated June 16, 2009)

LOTSOFF CAPITAL MANAGEMENT MICRO CAP FUND

20 North Clark Street
34th Floor
Chicago, Illinois 60602-4109
Toll Free: 1-877-568-7633

        This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated January 30, 2009 (as supplemented and restated June 16, 2009) of Lotsoff Capital Management Investment Trust (the “Trust”), formerly known as Lotsoff Capital Management Equity Trust, relating to its portfolio: Lotsoff Capital Management Micro Cap Fund. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

        The following financial statements are incorporated by reference from the 2008 Annual Report of the Trust (File No. 811-21422) as filed with the Securities and Exchange Commission on Form N-CSR on December 5, 2008:

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm

        Shareholders may obtain a copy of the Annual Report and Semi-Annual Report, without charge, by calling 1-877-568-7633.

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 30, 2009 (as supplemented and restated June 16, 2009), and, if given or made, such information or representations may not be relied upon as having been authorized by Lotsoff Capital Management Investment Trust.

        This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

        The Lotsoff Capital Management Investment Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has one portfolio, the Lotsoff Capital Management Micro Cap Fund (the “Micro Cap Fund”). The Micro Cap Fund is a diversified fund. The Trust was organized as a Delaware statutory trust on August 28, 2003. Prior to June 1, 2005, the Trust was named “Lotsoff Capital Management Equity Trust”.

INVESTMENT RESTRICTIONS

        The Trust has adopted the following restrictions applicable to the Micro Cap Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the Micro Cap Fund. Under the 1940 Act, approval of the holders of a “majority” of the Micro Cap Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Micro Cap Fund’s borrowing of money.

        The Micro Cap Fund may not:

        1.     Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Micro Cap Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of the Micro Cap Fund’s total assets may be invested without regard to these limitations.)

        2.     Borrow money to an extent or in a manner not permitted under the 1940 Act. (For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.)

        3.     Invest in real estate (although the Micro Cap Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Micro Cap Fund may invest in financial futures contracts, options thereon, and other similar instruments.

        4.     Act as an underwriter or distributor of securities other than shares of the Micro Cap Fund, except to the extent that the Micro Cap Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

        5.     Invest in companies for the primary purpose of acquiring control or management thereof.

        6.     Purchase securities on margin. However, the Micro Cap Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Micro Cap Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

        7.     Sell securities short and write put and call options to an extent not permitted by the 1940 Act.

        8.     Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

        9.     Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

        10.     Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that the Micro Cap Fund may lend its portfolio securities.

        11.     Issue senior securities to an extent not permitted under the 1940 Act. (As of the date of this SAI, the 1940 Act permits the Micro Cap Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Micro Cap Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which the Micro Cap Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

        The Micro Cap Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Micro Cap Fund’s investments in illiquid securities. Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

        1.     The Micro Cap Fund will not invest more than 15% of the value of its net assets in illiquid securities.

        2.     The Micro Cap Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Micro Cap Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Micro Cap Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Micro Cap Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Micro Cap Fund’s net assets would be invested in shares of registered investment companies.

        3.     In accordance with the requirements of Rule 35d-1 under the 1940 Act, the Micro Cap Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $700 million at the time of initial purchase (“micro cap companies”). If the Board of Trustees of the Trust determines to change this non-fundamental policy for the Micro Cap Fund, the Micro Cap Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

        The Micro Cap Fund’s investment objective is a non-fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval. If the Board of Trustees of the Trust determines to change the investment objective for the Micro Cap Fund, the Micro Cap Fund will provide 60 days prior written notice to the shareholders before implementing the change of investment objective.

INVESTMENT OBJECTIVE

        The Micro Cap Fund’s investment objective is long-term capital appreciation, which it seeks by investing primarily in a diversified portfolio of common stocks of micro cap companies. The Micro Cap Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of micro cap companies. From time to time, the Micro Cap Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Micro Cap Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Micro Cap Fund does not intend to invest in any security that, at the time of purchase, is not readily marketable. The Micro Cap Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Micro Cap Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Micro Cap Fund to take advantage of investment opportunities.

INVESTMENT STRATEGIES AND RISKS

Principal Strategies and Risks of the Micro Cap Fund

        Because the Micro Cap Fund intends to invest mainly in common stocks of micro cap companies, an investment in the Micro Cap Fund is subject to greater risks than those of funds that invest in larger companies.

        Investments in micro cap companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Further, relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Moreover, such companies may be unable to compete with larger companies, which have more resources. Lastly, such companies may not have access to adequate financing resulting in a higher risk of insolvency.

        Relative to large companies, equity securities of micro cap companies are generally thinly traded and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Micro Cap Fund may assume positions in securities with volatile share prices. Therefore, the current net asset value (“NAV”) of the Micro Cap Fund may fluctuate significantly. Accordingly, the Micro Cap Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a fund.

Non-Principal Strategies and Risks of the Micro Cap Fund

        Derivatives

        The Micro Cap Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or “derived from” — the values of other assets, reference rates, or indexes. The Micro Cap Fund may invest in derivatives for hedging purposes. The Micro Cap Fund will not invest more than 15% of the value of its total assets in derivative securities.

        Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion below on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion below on “Swaps”), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

        Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

        The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Micro Cap Fund’s investment adviser, Lotsoff Capital Management, (the “Adviser”) does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

        Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

        Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

        Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Micro Cap Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

        Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Micro Cap Fund’s interest. The Micro Cap Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Micro Cap Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Micro Cap Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Micro Cap Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Micro Cap Fund.

        Options on Securities

        An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

        One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

        Call Options on Securities. When the Micro Cap Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Micro Cap Fund forgoes any gain from an increase in the market price over the exercise price.

        To terminate its obligation on a call which it has written, the Micro Cap Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Micro Cap Fund retains the premium received. All call options written by the Micro Cap Fund must be “covered.” For a call to be “covered”: (a) the Micro Cap Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Micro Cap Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

        When the Micro Cap Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Micro Cap Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Micro Cap Fund will lose its premium payment and the right to purchase the related investment.

        Put Options on Securities. When the Micro Cap Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Micro Cap Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

        When the Micro Cap Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Micro Cap Fund retains the premium received. All put options written by the Micro Cap Fund must be “covered.” For a put to be “covered”, the Micro Cap Fund must maintain cash or liquid securities equal to the option price.

        Futures Contracts and Options Thereon

        A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Micro Cap Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

        The Micro Cap Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

        When the Micro Cap Fund purchases a put or call option on a futures contract, the Micro Cap Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Micro Cap Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Micro Cap Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

        Some futures and options strategies tend to hedge the Micro Cap Fund’s positions against price fluctuations, while other strategies tend to increase market exposure. The extent of the Micro Cap Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Micro Cap Fund may engage in related closing transactions with respect to options on futures contracts. The Micro Cap Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

        The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

        When the Micro Cap Fund purchases or sells a futures contract, the Micro Cap Fund “covers” its position. To cover its position, the Micro Cap Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Micro Cap Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Micro Cap Fund may undertake and on the potential increase in the speculative character of the Micro Cap Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Micro Cap Fund arising from such investment activities.

        The Micro Cap Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Micro Cap Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Micro Cap Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Micro Cap Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

        The Micro Cap Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Micro Cap Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Micro Cap Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

        Although the Micro Cap Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Micro Cap Fund to substantial losses. If trading is not possible, or the Micro Cap Fund determines not to close a futures position in anticipation of adverse price movements, the Micro Cap Fund will be required to make daily cash payments of variation margin. The risk that the Micro Cap Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

        Limitations on Options and Futures

        Transactions in options by the Micro Cap Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Micro Cap Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

        Special Risks of Hedging Strategies

        Participation in the options or futures markets involves investment risks and transactions costs to which the Micro Cap Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Micro Cap Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

        Foreign Securities

        The Micro Cap Fund may invest in securities of foreign issuers. The Micro Cap Fund may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Micro Cap Fund invests in domestic securities. As an operating policy, the Micro Cap Fund may only purchase securities of foreign issuers and ADRs and ADSs up to a maximum of 15% of the value of its total net assets.

        The value of the Micro Cap Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Micro Cap Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Micro Cap Fund’s income without providing a tax credit for the Micro Cap Fund’s shareholders. Although the Micro Cap Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

        Illiquid Securities

        The Micro Cap Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Micro Cap Fund could adversely affect their marketability, causing the Micro Cap Fund to sell securities at unfavorable prices. The Board of Trustees of the Trust has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Micro Cap Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Micro Cap Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

        Lending of Portfolio Securities

        The Micro Cap Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Micro Cap Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Micro Cap Fund an amount equivalent to any dividends or interest paid on such securities, and the Micro Cap Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Micro Cap Fund or the borrower. The Micro Cap Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Micro Cap Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

        The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Micro Cap Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

        Borrowing

        The Micro Cap Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Micro Cap Fund’s net assets at the time of borrowing. For example, the Micro Cap Fund may borrow money to facilitate management of the Micro Cap Fund’s portfolio by enabling the Micro Cap Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. The Micro Cap Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Micro Cap Fund’s total assets. As required by the 1940 Act, the Micro Cap Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Micro Cap Fund’s assets should fail to meet this 300% coverage test, the Micro Cap Fund will reduce the amount of the Micro Cap Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

        Money Market Instruments

        The Micro Cap Fund may invest in cash and money market securities. The Micro Cap Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Micro Cap Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

        The Micro Cap Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        Under a repurchase agreement, the Micro Cap Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Micro Cap Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Micro Cap Fund. In the event of a default or bankruptcy by the seller, the Micro Cap Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Micro Cap Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Micro Cap Fund would suffer a loss. The Micro Cap Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Micro Cap Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Micro Cap Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of their investments policies.

        The Micro Cap Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses the Micro Cap Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Micro Cap Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Micro Cap Fund’s shareholders.

        Rights and Warrants

        The Micro Cap Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Micro Cap Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

        Real Estate Investment Trusts

        A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

        REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

PORTFOLIO TURNOVER

        The portfolio turnover rate of the Micro Cap Fund may vary significantly from year to year, but as indicated in the Prospectus, it is anticipated, though not assured, that the annual portfolio turnover rate of the Micro Cap Fund will not significantly exceed 100%. A turnover rate of 100% would result in higher transaction costs (such as brokerage commissions or markups or markdowns), which the Micro Cap Fund would have to pay, and would increase realized gains (or losses) to investors, which would likely lower the Micro Cap Fund’s after-tax performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Micro Cap Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Micro Cap Fund’s shareholders. The Micro Cap Fund’s Chief Compliance Officer (“CCO”) will report annually to the Board of Trustees with respect to compliance with the portfolio holdings disclosure procedures described herein.

        The officers of the Trust receive reports on a regular basis as to any purchases and redemptions of shares of the Micro Cap Fund and review these reports to determine if there is any unusual trading in shares of the Micro Cap Fund. The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Micro Cap Fund.

        There may be instances where the interests of the shareholders of the Micro Cap Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Micro Cap Fund. In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure. The Micro Cap Fund does not receive any compensation for providing information about its portfolio holdings.

        Fund Service Providers

        The Micro Cap Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Micro Cap Fund’s portfolio holdings. As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of trust and confidence to the Micro Cap Fund because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Micro Cap Fund expects that the recipient will maintain its confidentiality. These third party service providers are the Adviser and the Micro Cap Fund’s administrator, independent registered public accountants and custodian.

        Rating and Ranking Organizations

        The Board of Trustees has determined that the Micro Cap Fund may provide its portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar, Inc. Lipper, Inc. Thompson Reuters Vickers Bloomberg L.P.

        The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Micro Cap Fund’s shareholders to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Micro Cap Fund or to trade against the Micro Cap Fund to the detriment of other shareholders of the Micro Cap Fund. However, the Micro Cap Fund will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Trust receive and review reports on a regular basis as to any purchases and redemptions of shares of the Micro Cap Fund to determine if there is any unusual trading in shares of the Micro Cap Fund. The Micro Cap Fund will not pay these organizations.

        Availability of Information

        The Micro Cap Fund publishes its top ten positions at the end of each calendar quarter in its Quarterly Snapshot. This information is updated approximately 15 to 30 business days following the end of each quarter. It is available free of charge, and can be obtained by calling 1-877-568-7633.

MANAGEMENT

Management Information

        As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Micro Cap Fund is the only fund in the “Fund Complex” as defined in the 1940 Act. The name, age (as of January 30, 2009), address, principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Margaret A. Cartier, CPA	Trustee	Served since 2003	Managing Director of	1	None
c/o Lotsoff Capital			American Express Tax and
Management Investment			Business Services from 1999
Trust			to January 2003; Partner at
20 North Clark Street			Altschuler, Melvoin and
34th Floor			Glasser LLP from 1971 to
Chicago, Illinois 60602			2002; retired January 2003.
Age: 63
Jack Forstadt	Trustee	Served since 2003	Adjunct Professor at Lake	1	None
c/o Lotsoff Capital			Forest Graduate School of
Management Investment			Management since 2000;
Trust			Member and a Partner at
20 North Clark Street			PricewaterhouseCoopers from
34th Floor			1967 to 2000.
Chicago, Illinois 60602
Age: 63

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

DeVerille A. Huston	Trustee	Served since 2004	Retired Partner, Sidley	1	None
c/o Lotsoff Capital			Austin LLP.
Management Investment
Trust
20 North Clark Street
34th Floor
Chicago, Illinois 60602
Age: 61
Interested Trustee and Officers
Seymour N. Lotsoff,	President and	Served since 2003	Senior Managing Director of	1	None
CFA(2)	Trustee		the Adviser since 1981;
20 North Clark Street			Chief Executive Officer of
34th Floor			the Adviser from 1981 to
Chicago, Illinois 60602			2006.
Age: 72
Margaret M. Baer	Secretary,	Served since	Managing Director of the	N/A	N/A
20 North Clark Street	Treasurer and	2003(3)	Adviser since 1999, and
34th Floor	Chief		Chief Administrative
Chicago, Illinois 60602	Compliance		Officer of the Adviser
Age: 41	Officer		since 2002.

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Mr. Lotsoff is considered an interested Trustee of the Trust within the meaning of the 1940 Act because of his affiliation with the Adviser.

(3)	Ms. Baer was appointed Secretary and Treasurer of the Trust in 2003 and elected CCO on October 12, 2007.

Audit Committee

        The Trust’s Board of Trustees has created an audit committee whose members consist of Ms. Cartier, Mr. Forstadt and Ms. Huston, each of whom is a non-interested Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Micro Cap Fund, to review the results of the audit, to review the Micro Cap Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Micro Cap Fund’s independent registered public accounting firm and financial records. The audit committee met twice during the fiscal year ended September 30, 2008.

        The Trust’s Board of Trustees has no other committees.

Compensation

        The Trust’s standard method of compensating the non-interested Trustees is to pay each such Trustee an annual retainer of $8,000 and a fee of $1,000 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation paid by the Trust to each officer or non-interested Trustee during the Trust’s fiscal year ended September 30, 2008 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
Margaret A. Cartier	$11,500	$11,500
Jack Forstadt	$11,500	$11,500
DeVerille A. Huston	$11,500	$11,500
Interested Trustees
Seymour N. Lotsoff	$0	$0

Proxy Voting Policy

        Information on how the Micro Cap Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-877-568-7633 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

        The Trust has delegated proxy voting decisions on securities held in the Micro Cap Fund’s portfolio to the Adviser. The Adviser has adopted a Statement of Proxy Voting Policies and Procedures (the “Proxy Voting Policies”) that sets forth its proxy voting policies and procedures. The Adviser’s proxy voting process is dynamic and subject to periodic review, and, in its discretion, the Adviser may revise the Proxy Voting Policies in response to its review. The primary objective of the Adviser is to vote proxies in the manner that it believes will do the most to maximize the value of the Micro Cap Fund’s investments. One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of the company’s management. Accordingly, a major factor that the Adviser considers in determining how proxies should be voted is the recommendation of management on any issue. As a matter of practice the Adviser will vote in accordance with the company’s management on most, but not all, votes. The Adviser considers each issue on its own merits and will not support the position of a company’s management in any situation where it determines that the ratification of management position would adversely affect the investment merits of owning the company’s shares. The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interests of the Micro Cap Fund.

        If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Micro Cap Fund and its shareholders on the one hand and the interests of the Adviser, the Micro Cap Fund’s distributor or any affiliate of the Micro Cap Fund, the Adviser or the Micro Cap Fund’s distributor on the other hand, then the Adviser will take one or some of the following steps (in its sole discretion): (i) inform the Micro Cap Fund of the conflict and the Adviser’s voting decision; (ii) discuss the proxy vote with the Micro Cap Fund; (iii) fully disclose the material facts regarding the conflict and seek the Micro Cap Fund’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever the Adviser determines there is a potential for a material conflict of interest, the Adviser will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the Micro Cap Fund and not the product of any material conflict.

Code of Ethics

        Both the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Micro Cap Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Micro Cap Fund or is being purchased or sold by the Micro Cap Fund.

Dollar Range of Trustee Share Ownership

        The following table sets forth the dollar range of equity securities of the Micro Cap Fund beneficially owned by each Trustee as of December 31, 2008.

Name	Dollar Range of Equity Securities in the Micro Cap Fund
Interested Trustees
Seymour N. Lotsoff	$50,001-$100,000

Name	Dollar Range of Equity Securities in the Micro Cap Fund
Independent Trustees

Margaret A. Cartier	$1-$10,000
Jack Forstadt	$10,001-$50,000
DeVerille A. Huston	$10,001-$50,000

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

        Set forth below are the names and addresses of all holders of the Micro Cap Fund’s shares who as of December 31, 2008 beneficially owned more than 5% of the Micro Cap Fund’s then outstanding shares.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Genworth Financial Trust Company	7,142,699	99.0%
FBO Genworth Financial Asset Management
FBO Their Mutual Clients
3200 North Central Ste 612
Phoenix, Arizona 85012

        Genworth Financial Trust Company, which was organized under the laws of the state of Arizona, controls the Micro Cap Fund and the Trust since it owns sufficient shares of the Micro Cap Fund to approve or disapprove all matters brought before shareholders of the Trust, including the election of Trustees of the Trust. A significant redemption by Genworth Financial Trust Company could affect the Micro Cap Fund’s liquidity and the future viability of the Micro Cap Fund. Genworth Financial Trust Company is a registered investment advisor providing advisory services to a variety of individual and institutional clients. The Micro Cap Fund is offered as one of several investment choices for these clients. Clients are permitted to transfer some or all of their account balances into or out of the Micro Cap Fund at any time.

        The Trust does not control any person. As of December 31, 2008, all officers and Trustees of the Trust beneficially owned less than 1% of the Micro Cap Fund as a group.

THE ADVISER AND THE ADMINISTRATOR

The Adviser

        The Adviser, Lotsoff Capital Management, is the investment adviser to the Micro Cap Fund. Seymour N. Lotsoff, Mark S. Levey and Stephen K. Bossu are each senior partners of the Adviser and collectively control the Adviser. Mr. Lotsoff’s positions with the Trust are described above under the caption “Management – Management Information”. Messrs. Levey and Bossu are not employees, officers or Trustees of the Trust.

        The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.” None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

        Under the investment advisory agreement for the Micro Cap Fund (the “Advisory Agreement”), the Adviser, at its own expense and without reimbursement from the Micro Cap Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Micro Cap Fund and maintaining its organization, pays the salaries and fees of all officers and Trustees of the Trust (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Micro Cap Fund, other than distribution expenses paid by the Micro Cap Fund pursuant to the Micro Cap Fund’s Service and Distribution Plan, if any. For the foregoing, the Micro Cap Fund pay the Adviser a monthly fee based on the Micro Cap Fund’s average daily net assets at the annual rate of 0.95%.

        The Micro Cap Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the professional costs of preparing and the cost of printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (“SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Micro Cap Fund also pays salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Micro Cap Fund’s assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        The Adviser is contractually obligated to reimburse the Micro Cap Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed 3.00% of the average net assets of the Micro Cap Fund for such year, as determined by valuations made as of the close of each business day of the year.

        Reimbursement of expenses in excess of the applicable limitation will be made on a regular basis and will be paid to the Micro Cap Fund by reduction of the Adviser’s fee, subject to later adjustment during the remainder of the Micro Cap Fund’s fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Micro Cap Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. The Micro Cap Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Micro Cap Fund exceed the expense limitation, the Micro Cap Fund creates a receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Micro Cap Fund’s fiscal year if accrued expenses thereafter fall below this limit.

        The Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Micro Cap Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Micro Cap Fund’s shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

        The Advisory Agreement provides that the Adviser shall not be liable to the Micro Cap Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

        For services provided by the Adviser under the Advisory Agreement for the fiscal years ended September 30, 2008, 2007 and 2006, the Micro Cap Fund paid the Adviser fees of $1,501,332, $2,202,807 and $986,079, respectively.

The Administrator, Fund Accountant and Transfer Agent

        UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as administrator, fund accountant and transfer agent to the Micro Cap Fund, subject to the overall supervision of the Trust’s Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement (the “Administration Agreement”), UMBFS provides certain administrative and fund accounting services to the Micro Cap Fund. UMBFS’ services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Micro Cap Fund’s books and records, maintaining all general ledger accounts and related subledgers; overseeing the Micro Cap Fund’s fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Micro Cap Fund’s annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Micro Cap Fund’s income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Micro Cap Fund’s compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and SAI for the Micro Cap Fund and the status of the Micro Cap Fund as a regulated investment company under Subchapter M of the Code, as amended; assisting in developing an agenda for each board meeting and, if requested by the Trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gain distributions; calculating daily NAVs for the Micro Cap Fund based on valuations provided by pricing services approved by the Board of Trustees; and generally assisting in the Trust’s administrative operations as mutually agreed by the Trust and UMBFS.

        For its services as administrator and fund accountant, the Trust pays UMBFS a fee, computed daily and paid monthly, at an annual rate of twelve one-hundredths of one percent on the first $250 million of average daily net assets and decreasing as assets reach certain levels, subject to a minimum annual fee of approximately $90,000, plus out-of-pocket expenses.

        The Administration Agreement provides that UMBFS shall not be liable to the Micro Cap Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that UMBFS may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

        For administration and fund accounting services provided by UMBFS under the Administration Agreement for the fiscal years ended September 30, 2008, 2007 and 2006, the Micro Cap Fund paid UMBFS fees of $189,642, $277,652 and $124,557, respectively.

        UMBFS also acts as the Micro Cap Fund’s transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Micro Cap Fund pays UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a base fee, per month of $1,500.

        UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent company of the Micro Cap Fund’s custodian.

Custodian

        UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Micro Cap Fund’s custodian (the “Custodian”). The Custodian is responsible for, among other things, safeguarding and controlling the Micro Cap Fund’s cash and securities. The Micro Cap Fund pays a monthly fee at the annual rate of 1.0 basis points on combined net assets up to $200 million and increasing as net assets reach certain asset levels and subject to a $750 per month minimum fee.

Distributor

        UMB Distribution Services, LLC (the “Distributor”), 803 West Michigan Street, Milwaukee, Wisconsin 53233 acts as distributor for the Micro Cap Fund. The Distributor offers shares of the Micro Cap Fund on a continuous basis, reviews advertisements of the Micro Cap Fund and acts as liaison for the Micro Cap Fund’s broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Micro Cap Fund.

        The Micro Cap Fund paid no fees to the Distributor for its fiscal year ended September 30, 2008.

PORTFOLIO MANAGERS

        The sole investment adviser to the Micro Cap Fund is Lotsoff Capital Management. The portfolio managers to the Micro Cap Fund may have responsibility for the day-to-day management of accounts other than the Micro Cap Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2008 for the portfolio managers.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Micro Cap Fund
Joseph N. Pappo	1	10	1,259	--	--	--
	$ 51,914,291	$241,003,383	$590,474,836	$--	$--	$--
Donald W. Reid	1	10	1,259	--	--	--
	$ 51,914,291	$241,003,383	$590,474,836	$--	$--	$--

        The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Micro Cap Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Micro Cap Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities (pursuant to these policies, if the Adviser is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Adviser’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Adviser is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2008. There are no differences between the method used to determine the portfolio manager’s compensation with respect to the Micro Cap Fund and other accounts.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joseph N. Pappo	Salary	Lotsoff Capital	Mr. Pappo’s salary is determined on an annual
	(paid in cash)	Management	basis, and it is a fixed amount throughout
the year. It is not based on the performance
of the Micro Cap Fund or on the value of the
assets held in the Micro Cap Fund’s portfolio.
	Bonus	Lotsoff Capital	Mr. Pappo is a partner of Lotsoff Capital
	(paid in cash)	Management	Management and receives a bonus based on the
profitability of the equity operations of
Lotsoff Capital Management.
Donald W. Reid	Salary	Lotsoff Capital	Mr. Reid’s salary is determined on an annual
	(paid in cash)	Management	basis, and it is a fixed amount throughout
the year. It is not based on the performance
of the Micro Cap Fund or on the value of the
assets held in the Micro Cap Fund’s portfolio.
	Bonus	Lotsoff Capital	Mr. Reid is a partner of Lotsoff Capital
	(paid in cash)	Management	Management and receives a bonus based on the
profitability of the equity operations of
Lotsoff Capital Management.

        The following table sets forth the dollar range of equity securities of the Micro Cap Fund beneficially owned by each of the portfolio managers of such Fund as of December 31, 2008.

Name of Portfolio Managers	Dollar Range of Equity Securities of Micro Cap Fund
Joseph N. Pappo	$10,001-$50,000
Donald W. Reid	$50,001-$100,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

        Under the Advisory Agreement, the Adviser is responsible for decisions to buy and sell securities for the Micro Cap Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the general supervision and responsibility of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. Some of the portfolio transactions of the Micro Cap Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Micro Cap Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Micro Cap Fund at prices that include underwriting fees.

        In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Micro Cap Fund on a continuing basis. Accordingly, the price to the Micro Cap Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement solely by reason of its having caused the Micro Cap Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Micro Cap Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

Brokerage Commissions

        During the fiscal year ended September 30, 2008, the Micro Cap Fund paid brokerage commissions of $1,147,190 on transactions having a market value of $510,211,316. Of the brokerage commissions paid by the Micro Cap Fund in the fiscal year ended September 30, 2008, $892,703 on transactions of $401,553,802 were paid to brokers who provided research services to the Adviser. During the fiscal year ended September 30, 2007, the Micro Cap Fund paid brokerage commissions of $1,248,034 on transactions having a market value of $529,856,432. Of the brokerage commissions paid by the Micro Cap Fund in the fiscal year ended September 30, 2007, $1,043,651 on transactions of $453,623,478 were paid to brokers who provided research services to the Adviser. During the fiscal year ended September 30, 2006, the Micro Cap Fund paid brokerage commissions of $514,312 on transactions having a market value of $192,854,209.

NET ASSET VALUE

        The NAV of the Micro Cap Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

        The Micro Cap Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

        In determining the NAV of the Micro Cap Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by the Micro Cap Fund are valued at the average of the quoted bid and asked prices in the OTC market.

        Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that the Micro Cap Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Micro Cap Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Micro Cap Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Micro Cap Fund determines its NAV per share.

        The Micro Cap Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Micro Cap Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Micro Cap Fund not reasonably practicable.

TAXES

General

        The Micro Cap Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code. The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Micro Cap Fund.

        If the Micro Cap Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Micro Cap Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Micro Cap Fund would not be liable for income tax on the Micro Cap Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Micro Cap Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Micro Cap Fund.

        Net investment income includes interest and dividend income, less expenses. Dividends from the Micro Cap Fund’s net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Dividends and distributions are taxable to shareholders whether received in cash or in additional shares. In the case of corporate shareholders, dividends from the Micro Cap Fund’s net investment income will qualify for the 70% dividends-received deduction, subject to proportionate reductions if the aggregate dividends received by the Micro Cap Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Micro Cap Fund.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of the Micro Cap Fund, will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution. Furthermore, if the NAV of the shares of the Micro Cap Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Back-up Withholding

        Federal law requires the Micro Cap Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

        As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of the Micro Cap Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

        The Trust will issue new shares of the Micro Cap Fund at the Micro Cap Fund’s most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of the Micro Cap Fund under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Micro Cap Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

        The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SECURITIES RATINGS

        Set forth below is a description of ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”), Standard & Poor’s Corporation (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”). NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

        A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1".

        A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

        Moody’s Investors Service, Inc Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, has been appointed by the Board of Trustees to serve as the Micro Cap Fund’s independent registered public accounting firm.